Seasons Series Trust

      Supplement to the Prospectus dated December 29, 2000

     The following supplements the information with respect to the Janus/Growth component of the Multi-Managed Seasons Portfolios and Janus' component of the Large Cap Growth Portfolio under the "Portfolio Management" section of the Prospectus:

     Warren B. Lammert, CFA, replaced Michael Dugas as Senior Portfolio Manager for the Janus/Growth component of the Multi-Managed Seasons Portfolios and Janus' component of the Large Cap
Growth Portfolio effective February 28, 2001.   Mr. Lammert, who
joined Janus in 1987, previously managed these portfolio components from their inception through May 1, 2000. The information pertaining to Michael Dugas is hereby deleted from the Prospectus.

























Dated: March 22, 2001